As filed with the Securities and Exchange Commission on March 23, 2012

1933 Act File No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

The Huntington Funds

(Exact Name of Registrant as Specified in Charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of Principal Executive Offices:)

(800) 544-8347

(Area Code and Telephone Number)

Michelle A. Forgach, Esq.

The Huntington National Bank

41 South High Street

Columbus, OH 43287

(Name and Address of Agent for Service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester, LLP

1666 K Street, NW

Washington, DC 20006

202-775-1207

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Shares of beneficial interest, without par value, of the Huntington VA Mid Corp America Fund, a series of the Huntington Funds. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended. It is proposed that this filing will become effective on April     , 2012 pursuant to Rule 488 under the Securities Act of 1933.

Acquisition of Assets and Liabilities of

HUNTINGTON VA NEW ECONOMY FUND

a series of

The Huntington Funds

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(800) 253-0412

By and in Exchange for Shares of

HUNTINGTON VA MID CORP AMERICA FUND

a series of

The Huntington Funds

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(800) 253-0412

PROSPECTUS/INFORMATION STATEMENT

Dated April __, 2012

This document is a prospectus/information statement (“Prospectus/Information Statement”). This Prospectus/Information Statement is being furnished to shareholders of the Huntington VA New Economy Fund (“Huntington VA New Economy” or “Acquired Fund”), a series of the Huntington Funds (the “Trust”), in connection with the approval by the Board of Trustees (“Board,” the members of which are referred to in this Prospectus/Information Statement as “Trustees”) of the Trust of an Agreement and Plan of Reorganization.

The Trust is organized as an Delaware statutory trust, and is not required to hold an annual meeting of its shareholders.

THIS PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS PROSPECTUS/INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The Board has fixed the close of business on March XX, 2012 as the record date for determination of shareholders entitled to receive this Prospectus/Information Statement (“Record Date”). As of the Record Date, the number of shares outstanding for Huntington VA New Economy was xxxxxxxx shares.

GENERAL

Huntington VA New Economy’s Board has approved an Agreement and Plan of Reorganization (the “Reorganization Plan” or the “Plan”), a copy of which is attached as Exhibit A to this Prospectus/Information Statement, providing for the transfer of all of the assets of Huntington VA New Economy to the Huntington VA Mid Corp America Fund (“Huntington VA Mid Corp” or “Acquiring Fund”), a series of the Trust (such actions taken in accordance with the Reorganization Plan being the “Reorganization”). The transfer is (a) an exchange of your shares of Huntington VA New Economy for shares of Huntington VA Mid Corp, which would be distributed pro rata by Huntington VA New Economy to the holders of its shares in complete liquidation of Huntington VA New Economy, and (b) the assumption by Huntington VA Mid Corp of all of the liabilities of Huntington VA New Economy. The total value of your investment will not change as a result of the Reorganization.

This Prospectus/Information Statement is being mailed or given to shareholders starting on or about April xx, 2012.

This Prospectus/Information Statement explains concisely the information about Huntington VA Mid Corp that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about Huntington VA New Economy:	How to Obtain this Information:

Prospectus of the Trust relating to Huntington VA New Economy, dated May 2, 2011, as supplemented

Statement of Additional Information of the Trust relating to Huntington VA New Economy, dated May 2, 2011

Annual Report of the Trust relating to Huntington VA New Economy for the year ended December 31, 2011

Copies are available upon request and without charge if you:

•    Visit www.huntingtonfunds.com on the internet; or

•    Write to The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110; or

•    Call (800) 253-0412 toll-free.

Information about Huntington VA Mid Corp:	How to Obtain this Information:

Prospectus of the Trust relating to Huntington VA Mid Corp, dated May 2, 2011, which accompanies this Prospectus/Information Statement

Statement of Additional Information of the Trust relating to Huntington VA Mid Corp, dated May 2, 2011

Annual Report of the Trust relating to Huntington VA Mid Corp for the year ended December 31, 2011

Copies are available upon request and without charge if you:

•    Visit www.huntingtonfunds.com on the internet; or

•    Write to The Huntington Funds

P.O. Box 6110

Indianapolis, IN 46206-6110; or

•    Call (800) 253-0412 toll-free.

Information about the Reorganization:	How to Obtain this Information:
Statement of Additional Information dated April , 2012, which relates to this Prospectus/Information Statement and the Reorganization	Copies are available upon request and without charge if you: • Write to The Huntington Funds P.O. Box 6110 Indianapolis, IN 46206-6110; or • Call (800) 253-0412 toll-free.

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information contained in the Prospectus of Huntington VA New Economy dated May 2, 2011 (SEC File No. 811-5010) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) Information relating to Huntington VA Mid Corp contained in the Prospectus of the Trust dated May 2, 2011 (SEC File No. 811-5010) also is incorporated by reference in this document. The Statement of Additional Information dated April     , 2012, relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of the Trust relating to Huntington VA New Economy and Huntington VA Mid Corp for the year ended December 31, 2011, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in Huntington VA Mid Corp:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBIT.

Reasons for The Reorganization

The Reorganization will combine two series of the Trust with similar investment objectives, Huntington VA New Economy and Huntington VA Mid Corp (each, a “Fund”, and together, the “Funds”), into one and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets in the surviving Fund. The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by Huntington Asset Advisors, Inc. (the “Advisor”). In approving the Reorganization, the Board determined that the Reorganization would be in the best interests of Huntington VA New Economy and its shareholders, and that the interests of the shareholders of Huntington VA New Economy would not be diluted as a result of effecting the Reorganization.

Before approving the Plan, the Trustees evaluated extensive information provided by management of the Trust and reviewed various factors about the Funds and the proposed Reorganization. The Trustees considered the relative asset size of Huntington VA New Economy, including the benefits of Huntington VA New Economy joining Huntington VA Mid Corp to create a larger combined entity.

The Trustees reviewed the historical performance record of each Fund and also noted that the Huntington VA Mid Corp outperformed the Huntington VA New Economy for the one-, three- and five-year periods ended December 31, 2011. Upon completion of the Reorganization, Huntington VA Mid Corp may achieve operating efficiencies because it will have a greater level of assets. As of December 31, 2011, Huntington VA New Economy and VA Mid Corp Fund’s total assets were approximately $10 million and $16 million, respectively. If the Reorganization is completed, Huntington VA Mid Corp is expected to have total assets of approximately $26 million. The Trustees considered the similarity of investment objectives and relative performance of the Funds. The Trustees also reasoned that the Reorganization would likely result in lower expenses to the Huntington VA New Economy shareholders due to Huntington VA Mid Corp having lower Total Annual Fund Operating Expenses.

In addition, the Trustees considered, among other things:

*	the fact that Huntington VA New Economy has lacked the necessary assets to operate cost-effectively;

*	the investment objective, policies and restrictions of Huntington VA Mid Corp are similar to those of Huntington VA New Economy, and Huntington VA Mid Corp will be managed by the same Advisor and in accordance with similar investment strategies and techniques utilized in managing Huntington VA New Economy immediately prior to the Reorganization;

*	the terms and conditions of the Reorganization;

*	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

*	the expense ratios, fees and expenses of Huntington VA New Economy and the fact that the anticipated expense ratios, fees and expenses of Huntington VA Mid Corp will be lower than Huntington VA New Economy’s;

*	the investment objective and policies of each Fund;

*	the composition of each Fund’s portfolio;

*	the differences in the risks of each Fund;

*	the fact that Huntington VA Mid Corp has better performance than Huntington New Economy over the one-, three- and five-year periods ended December 31, 2011;

*	the potential benefits to shareholders, including operating efficiencies that may be achieved from the Reorganization;

*	the fact that Huntington VA Mid Corp will assume all of the liabilities of Huntington VA New Economy;

*	the fact that the expenses of the Reorganization would not be borne solely by the Huntington VA New Economy shareholders;

*	the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

*	alternatives available to shareholders of Huntington VA New Economy, including the ability to redeem their shares.

During their consideration of the Reorganization, the Disinterested Trustees of the Trust discussed with counsel to the Disinterested Trustees the legal issues involved.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Huntington VA New Economy and its shareholders. Consequently, they approved the Plan on behalf of the shareholders of Huntington VA New Economy.

The Trustees of the Trust have also approved the Plan on behalf of Huntington VA Mid Corp.

Summary of the Agreement and Reorganization Plan

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, a form of which is set forth in Exhibit A to this Prospectus/Information Statement, and which we encourage you to read in its entirety.

The Reorganization is expected to take effect on or before April 27, 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

General Information

The Reorganization Plan provides that all of the assets of Huntington VA New Economy will be acquired by Huntington VA Mid Corp in exchange for shares of Huntington VA Mid Corp and the assumption by Huntington VA Mid Corp of all of the liabilities of Huntington VA New Economy on or about April 27, 2012 or such other date as may be agreed upon by the parties (the “Closing Date”).

The number of full and fractional shares of each class of Huntington VA Mid Corp to be received by shareholders of Huntington VA New Economy will be determined by multiplying the number of outstanding full and fractional shares of each class of Huntington VA New Economy by a factor which shall be computed by dividing the net asset value (“NAV”) per share of Huntington VA New Economy by the NAV per share of the corresponding class of shares of Huntington VA Mid Corp. These computations will take place as of the Valuation Time. The NAV per share of Huntington VA Mid Corp and Huntington VA New Economy will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

Immediately thereafter, Huntington VA New Economy will liquidate and distribute the shares received from Huntington VA Mid Corp to its shareholders. This will be accomplished by opening an account on the books of Huntington VA Mid Corp in the name of each shareholder of record of Huntington VA New Economy and transferring Huntington VA Mid Corp shares to each such account in complete liquidation of Huntington VA New Economy. Each account will represent the pro rata number of full and fractional shares of Huntington VA Mid Corp due to the respective Huntington VA New Economy shareholders. All issued and outstanding shares of Huntington VA New Economy will be canceled. The shares of Huntington VA Mid Corp to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Huntington VA New Economy will be terminated.

Until the Closing Date, shareholders of Huntington VA New Economy will continue to be able to redeem their shares at the NAV per share next determined after receipt by Huntington VA New Economy’s transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of Huntington VA New Economy will be canceled on the books of Huntington VA New Economy, and the share transfer books of Huntington VA New Economy will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of Huntington VA Mid Corp that they receive in the transaction at their then-current NAV. Shareholders of Huntington VA New Economy may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of Huntington VA Mid Corp in the Reorganization.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions include receipt by the Board and the Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board of Trustees.

In the proposed Reorganization, shareholders of Huntington VA New Economy will receive shares of Huntington VA Mid Corp and will be able to purchase, redeem and exchange shares and receive distributions the same way as they currently do with respect to their shares of Huntington VA New Economy.

Prior to or at the completion of the Reorganization, Huntington VA New Economy and Huntington VA Mid Corp will have each received an opinion from the law firm of Sullivan & Worcester LLP that the reorganization intends to qualify as a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is believed that no gain or loss generally will be recognized by Huntington VA New Economy or Huntington VA Mid Corp or their respective shareholders. See “Federal Income Tax Consequences” for more information on the federal tax consequences of the Reorganization.

At a meeting held on January 17, 2012, the Board approved the Reorganization Plan, finding that the Reorganization is in the best interests of Huntington VA New Economy and its shareholders.

Comparison of the Huntington VA New Economy and Huntington VA Mid Corp Funds

Investment Objectives: Principal Investment Strategies and Risks

The investment objectives of Huntington VA Mid Corp and Huntington VA New Economy are identical. Each Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks.

Except for the percentage of total assets invested in equity securities, the investment strategies of each Fund are similar.

For detailed information about the principal investment strategies and risks of Huntington VA Mid Corp, as well as each of its investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for Huntington VA Mid Corp, which is incorporated herein by reference.

The following summarizes a comparison of the Funds with respect to their principal investment strategies, as set forth in the Prospectus and Statement of Additional Information relating to each respective Fund.

Huntington VA New Economy

Under normal market conditions, the Fund invests at least 65% of total assets in the equity securities of U.S. and, to a lesser extent, foreign companies.

The Fund seeks to invest in “new economy companies” by identifying companies engaged in developing products, processes, or services that provide technological or scientific advances and efficiencies.

“New Economy” companies include those that are engaged in advancing innovations in products, services or processes, generally of a scientific or technological nature. Those companies may be in any of a variety of industries. They also include companies in more traditional industries, such as certain consumer products retailers, that have extensively used technological or scientific advances to develop new or improved products or processes.

The Fund generally takes a growth approach to selecting stocks, identifying companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Screens based upon quantitative models are used in the security identification and selection process. Models rely upon price and earnings momentum variables, as well as valuation, liquidity and risk variables. Sector weights reflect the ongoing sector weights of the Standard & Poor’s MidCap 400 Growth Index benchmark, input from the Investment Policy Committee of Huntington Bank, and expectations of sector out-performance or underperformance derived from quantitative and other sources. As of December 31, 2011, the companies in the Standard & Poor’s MidCap 400 Growth Index had a total market capitalization range of approximately $894 million to $8.0 billion.

The Fund may invest in companies of any size. The Fund reserves the right to invest up to 35% of total assets in other securities, such as corporate bonds and government securities. The Fund may also invest in convertible bonds and convertible preferred stocks. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Huntington VA Mid Corp

The Fund normally invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are those companies with market capitalizations at the time of purchase in the range of companies in the Russell Midcap Index (“RMCI”) or the Standard & Poor’s MidCap 400 Index (“S&P 400”). As of December 31,2011, the companies in the RMCI had a total market capitalization range of approximately $117 million to $20.5 billion. As of December 31, 2011, the companies in the S&P 400 had a total market capitalization range of approximately $490 million to $7.5 billion.

In managing the Fund’s portfolio, the Advisor emphasizes mid cap companies with above-average growth potential or with temporarily depressed prices. Evaluation techniques the Advisor typically uses in selecting individual securities include fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis will focus on qualitative aspects of the company’s product, management, and competitive strategy.

Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities. The Fund may also invest in convertible bonds and convertible preferred stocks.

Principal Risks

The Principal Risks of investing in the Funds are as follows:

Huntington VA Mid Corp and Huntington VA New Economy

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Huntington VA New Economy

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Portfolio Turnover Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Class/Sector/Region Focus Risk. When the Fund invests more than 25% of its net assets in a particular asset class (such as technology-related securities), or securities of issuers within a particular business sector or geographic region, it is subject to increased risk.

Fees and Expenses

The Reorganization is expected to result in an overall decrease in annual fund operating expenses. The investment management fee charged by the Advisor for Huntington VA Mid Corp will be lower than the investment management fee charged for Huntington VA New Economy and the fee rates to be charged by the various service providers to Huntington VA Mid Corp are commensurate with or lower than the fee rates charged to Huntington VA New Economy. More detailed information about the annual fund operating expenses for the each Fund is set forth in the Prospectus.

The following tables show the various sales charges, fees and expenses that you may pay for buying, holding and redeeming shares of each Fund.

The fees and expenses in the table below DO NOT reflect variable insurance separate account and contract fees and charges.

Huntington VA Mid Corp

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses (including shareholder services fee)	0.42%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.03%

Huntington VA New Economy

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses (including shareholder services fee)	0.46%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	1.08%

Huntington VA Mid Corp (Pro Forma)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses (including shareholder services fee)	0.42%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses	1.03%

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Funds’ portfolio turnover rates were 245% and 24% of the average value of the portfolios of Huntington VA New Economy and Huntington VA Mid Corp, respectively.

The tables below show examples that are intended to help you compare the cost of investing in the Funds and Huntington VA Mid Corp Pro Forma, assuming the Reorganization takes place. The examples assume that you invest $10,000 in the Funds for the one-, three-, five- and ten-year periods as indicated. They show your costs if you sold your shares at the end of the period or continued to hold them. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Examples of Fund Expenses

	One Year	Three Years	Five Years	Ten Years
Huntington VA New Economy	$110	343	595	1,317
Huntington VA Mid Corp	$105	328	569	1,259
Huntington VA Mid Corp (Pro Forma)	$105	328	569	1,259

Performance Records

The following charts show the past performance record of each Fund.

Huntington VA New Economy

The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

Performance Bar Chart and Table

Best Quarter Worst Quarter	Q2 2009 Q4 2008	17.74% (30.41)%

Return before taxes is shown. This table compares the Fund’s average annual total returns for the period ended 12/31/11, to those of Standard & Poor’s MidCap 400 Growth Index (“S&P 400 Growth”), and the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”). The S&P 400 Growth Index is a subset of the S&P MidCap 400 and consists of those companies exhibiting the strongest growth characteristics within the S&P MidCap 400, representing approximately 47% of the market capitalization of the S&P MidCap 400. The S&P 400 Growth is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. S&P 400 Growth is a float adjusted market capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 that have been identified as being on the growth end of the growth-value spectrum. The Fund’s investment advisor elected to change the benchmark index from the S&P MidCap 400 to the S&P 400 Growth because the S&P 400 Growth is more reflective of the securities in which the Fund invests. The Lipper Multi-Cap Growth Index is an index composed of the 30 largest funds by portfolio practice which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value.

Average Annual Total Return Table

(for the period ended December 31, 2011)

	1 Year	5 Years	10 Years
VA New Economy Fund	(12.73)%	(6.21)%	2.03%
Standard & Poor’s MidCap 400 Growth Index	(0.94)%	5.26%	6.48%
Standard & Poor’s MidCap 400 Index	(1.73)%	3.32%	7.04%
Lipper Multi-Cap Growth Index	(4.02)%	0.87%	2.78%

Huntington VA Mid Corp

The returns in the bar chart and the table below DO NOT reflect variable insurance separate account and contract fees and charges. If these fees and charges were included, the returns would be lower than those shown.

Performance Bar Chart and Table

Best Quarter Worst Quarter	Q3 2009 Q4 2008	17.56% (26.53)%

Return before taxes is shown. This table compares the Fund’s average annual total returns for the period ended 12/31/11, to those of Standard & Poor’s MidCap 400 Index (“S&P 400 MC”), the Russell Midcap Index (“RMCI”) and the Lipper Mid-Cap Core Average (“LMCCA”). The S&P 400 MC is a capitalization-weighted index comprised of common stocks representing all major industries in the mid-cap range sector of the U.S. stock market. The RMCI measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 27% of the total market capitalization of the Russell 1000 Index. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Average Annual Total Return Table

(for the period ended December 31, 2011)

	1 Year	5 Years	10 Years
VA Mid Corp America Fund	(2.77)%	1.29%	5.44%
Standard & Poor’s MidCap 400 Index	(1.73)%	3.32%	7.04%
Russell Midcap Index	(1.55)%	1.41%	6.99%
Lipper Mid-Cap Core Average	(3.38)%	1.11%	5.34%

Management of the Funds

Investment Advisor

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund’s business. The Advisor, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as investment advisor to the Funds pursuant to investment advisory agreements with the Trust.

Subject to the supervision of the Trustees, the Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds.

The Advisor, a separate, wholly owned subsidiary of Huntington National Bank (“Huntington Bank”), is the investment advisor to the Huntington Funds. As of December 31, 2011, the Advisor had assets under management of $3.4 billion. The Advisor (and its predecessor) has served as investment advisor to the Funds since 1987.

Huntington Bank, 41 South High Street, Columbus, Ohio 43215, is a direct, wholly-owned subsidiary of Huntington Bancshares Incorporated, a Maryland corporation with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43215. As of December 31, 2011, Huntington Bank had assets of over $54 billion.

As compensation for its investment advisory services, each Fund pays the Advisor management fees of 0.60% of average daily net assets.

Portfolio Managers

Christopher M. Rowane, Senior Vice President of the Advisor, has served as Portfolio Manager of Huntington VA Mid Corp since 2001.

Randy Hare, Vice President of the Advisor, has served as Portfolio Manager of Huntington VA New Economy since 2007.

For more detailed information about the portfolio managers, including each portfolio manager’s principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for each Fund.

Purchases and Redemptions

Each Fund has the same purchase and redemption procedures. You may purchase shares only through variable annuity contracts or variable life insurance policies offered by participating insurance companies. Fund shares are not offered directly to the public. You may redeem shares only through participating insurance companies.

For more information, see the section “Shareowner Guide” in the respective Fund prospectus.

Exchanges

Each Fund has the same exchange policy. Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Dividends and Distributions

Each Fund has the same dividend distribution policy. Each Fund declares and pays dividends on investment income, if any, annually. Each Fund distributes its capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund unless an election is made on behalf of a participating insurance company to receive some or all of a dividend or distribution in cash. See the respective Funds’ prospectuses for further information concerning dividends and distributions.

Fiscal Year

Huntington VA New Economy and Huntington VA Mid Corp currently operate on a fiscal year ending December 31. Following the Reorganization, Huntington VA Mid Corp will assume the financial history of Huntington VA New Economy and continue to operate on a fiscal year ending December 31 of each year.

Expenses of the Reorganization

The expenses associated with the transactions contemplated by the Reorganization Plan shall be borne by the Funds and the Advisor.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. No gain or loss will be recognized as a consequence of the Reorganization by Huntington VA New Economy (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of Huntington VA New Economy as a result of Huntington VA Mid Corp’s distribution of its corresponding Fund shares to such shareholders in exchange for such shareholder’s New Economy Fund shares. In addition, a shareholder’s tax basis for shares held in Huntington VA New Economy will carry over to the shares of Huntington VA Mid Corp acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to Huntington VA Mid Corp shares received in the Reorganization. As a condition to the closing of the proposed Reorganization, each of the Trust and the Acquiring Fund shall have received a legal opinion from Sullivan & Worcester LLP to the effect that, while the matter is not entirely free from doubt, the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain assumptions and conditions and on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the Trust and the Acquiring Fund) being true and complete at the time of the Closing Date and the Reorganization’s being consummated in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved).

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, Huntington VA New Economy would recognize gain or loss on the transfer of its assets to Huntington VA Mid Corp and each shareholder of Huntington VA New Economy would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of Huntington VA New Economy and the fair market value of the shares of Huntington VA Mid Corp it receives.

Immediately prior to the Closing Date, Huntington VA New Economy shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Pro-forma Capitalization

The following table sets forth the capitalization of the Funds as of December 31, 2011, and the capitalization of Huntington VA Mid Corp on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.65 shares of Huntington VA Mid Corp for each share of Huntington VA New Economy.

Capitalization of Huntington VA New Economy, Huntington VA Mid Corp and Huntington VA Mid Corp (Pro Forma)

	Huntington VA New Economy	Huntington VA Mid Corp	Adjustments	Huntington VA Mid Corp Pro-forma (After Reorganization)
Net Assets (in 000’s)	$9,758	16,472	(1)	26,230
Total Net Assets	$9,758	16,472		26,230

Net Asset Value Per Share	$11.04	17.07		17.07

Shares Outstanding (in 000’s)	884	965	(312)	1,537

Total Shares Outstanding	884	965	(312)	1,537

(1)	Reflects merger expenses of .

The table set forth above should not be relied upon to calculate the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

Huntington VA New Economy and Huntington VA Mid Corp are series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust was reorganized as a Delaware statutory trust in June 2006, and is governed by its Declaration of Trust and By-Laws, as amended, its Board of Trustees, and applicable Delaware and federal law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of Huntington VA New Economy and Huntington VA Mid Corp and 36 other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, no par value, of one or more series. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of Huntington VA New Economy and Huntington VA Mid Corp, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1/3% of the shares entitled to vote constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

The Declaration of Trust of the Trust provides that no Trustee or officer shall be liable to the Trust or to any shareholder, Trustee, officer, employee or agent of the Trust for any action or failure to act except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. The Declaration of Trust provides that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Funds unless, in the case of any liability to the Funds or their shareholders, such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust, its Bylaws and Delaware and federal law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Bylaws and Delaware and federal law directly for more complete information.

Shareholder Information

As of                  , the total number of shares of Huntington VA New Economy outstanding was as follows:

Number of Shares
Total

As of                 , the officers and Trustees of the Trust, as a group, owned beneficially or of record [            ] of the outstanding shares of Huntington VA New Economy.

As of                 , the officers and Trustees of the Trust, as a group, owned beneficially or of record [            ] of the outstanding shares of Huntington VA Mid Corp.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of Huntington VA New Economy and Huntington VA Mid Corp as of                 , were as follows:

Huntington VA New Economy

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization

Huntington VA Mid Corp

Name and Address	No. of Shares	% of Shares of Portfolio Before Reorganization	% of Shares of Portfolio After Reorganization

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Trust relating to Huntington VA New Economy, for the year ended as of December 31, 2011, including the financial statements and financial highlights for the periods indicated therein, audited by Ernst & Young LLP, independent registered public accounting firm has been incorporated by reference herein and in the Registration Statement in reliance on their report given on their authority of said firm as experts in accounting and auditing.

The Annual Report of the Trust relating to Huntington VA Mid Corp, for the year ended as of December 31, 2011, including the financial statements and financial highlights for the periods indicated therein, audited by Ernst & Young LLP, independent registered public accounting firm has been incorporated by reference herein and in the Registration Statement in reliance on their report given on their authority of said firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Huntington VA Mid Corp will be passed upon by Sullivan & Worcester LLP, counsel to the Trust.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

April     , 2011

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     day of January, 2012, by and between The Huntington Funds, a Delaware statutory trust, with its principal place of business at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208 (the “Trust”), with respect to its Huntington VA Mid Corp America Fund (the “Acquiring Fund”), and the Trust, with respect to its Huntington VA New Economy Fund (the “Selling Fund”).

The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund’s assets (i) to deliver to the Selling Fund the number of

Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (the “Selling Fund Shareholders”), the Acquiring Fund Shares

received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Information Statement which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Declaration of Trust and the Selling Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund’s assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with in paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by Huntington Asset Services, Inc., the Acquiring Fund’s and the Selling Fund’s transfer agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Selling Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about April 27, 2012 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. EST at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Selling Fund at December 31, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

(h) Since December 31, 2011, there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

(l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Information Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Prospectus/Information Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust.

(b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The prospectus and statement of additional information, as of the date of the Prospectus/Information Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquiring Fund at December 31, 2011 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g) Since December 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Prospectus/Information Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a) The Acquiring Fund is a separate investment series of a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Acquiring Fund is a separate series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Information Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

(h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Prospectus/Information Statement or the Closing Date required to be described in the Prospectus/Information Statement or to be filed as exhibits to the Prospectus/Information Statement which are not described or filed as required.

(i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Prospectus/Information Statement.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

(b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust’s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

(f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Information Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

(g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Prospectus/Information Statement or the Closing Date, required to be described in the Prospectus/Information Statement or to be filed as exhibits to the Prospectus/Information Statement which are not described or filed as required.

(h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Information Statement.

(i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

(a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

(f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Trust. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Prospectus/Information Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Information Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE HUNTINGTON FUNDS ON BEHALF OF HUNTINGTON VA NEW ECONOMY FUND

By:
Name:
Title:

THE HUNTINGTON FUNDS ON BEHALF OF HUNTINGTON VA MID CORP AMERICA FUND

By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

HUNTINGTON VA NEW ECONOMY FUND

a series of

The Huntington Funds

2960 N. Meridian Street

Indianapolis, IN 46208

(800) 253-0412

BY AND IN EXCHANGE FOR SHARES OF

HUNTINGTON VA MID CORP AMERICA FUND

another series of

The Huntington Funds

This Statement of Additional Information, dated April , 2012, relating specifically to the proposed transfer of the assets and liabilities of Huntington VA New Economy Fund (“Huntington VA New Economy”), a series of the Huntington Funds (the “Trust”) to Huntington VA Mid Corp America Fund (“Huntington VA Mid Corp”), another series of the Trust, in exchange for Class A shares and Trust shares of beneficial interest, no par value, of Huntington VA Mid Corp (to be issued to holders of shares of Huntington VA New Economy), consists of the information set forth below pertaining to Huntington VA New Economy and Huntington VA Mid Corp and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of the Trust relating to Huntington VA New Economy and Huntington VA Mid Corp, dated May 2, 2011; and

(2)	Annual Report of the Trust relating to Huntington VA New Economy and Huntington VA Mid Corp for the year ended December 31, 2011.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of Huntington VA New Economy and Huntington VA Mid Corp dated April     , 2012. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

The Pro Forma Financial Statements for the Reorganization are provided on the following pages.

Pro Forma Combined Statements of Operations Year Ended December 31, 2011

	Huntington VA New Economy Fund	Huntington VA Mid Corp America Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Dividend Income	87,932	254,768	—	342,700
Dividend Income from affiliated securities	105	84	—	189
Interest Income	—	—	—	—
Foreign dividend taxes withheld	(188)	(973)	—	(1,161)

Total investment income	87,849	253,879	—	341,728

Expenses:
Investment advisor fees	69,605	112,938	—	182,543
Administration fees	21,137	34,296	—	55,433
Custodian fees	3,276	5,235	—	8,511
Transfer and dividend disbursing agent fees and expenses	8,414	9,296	(500)	17,210 (b)
Trustees’ fees	978	1,597	—	2,575
Professional fees	2,268	3,847	(109)	6,006 (b)
Financial administration fees	4,639	8,846	(4,639)	8,846 (b)
Distribution services fee-Class A Shares	—	—	—	—
Shareholder services fee-Trust Shares	—	—	—	—
Shareholder services fee-Class A Shares	—	—	—	—
State registration costs	—	—	—	—
Offering Costs	—	—	—	—
Printing and postage	6,077	9,897	(225)	15,749 (b)
Insurance premiums	2,436	2,627	—	5,063
Compliance service fees	616	1,025	—	1,641
Other	3,689	2,284	—	5,973
Recoupment of prior expenses waived/reimbursed by advisor	—	—	—	—

Total expenses	123,135	191,888	(5,473)	309,550

Investment advisory fees waived	—	—	—	—
Distribution fees waived	—	—	—	—
Shareholder servicing fees waived	—	—	—	—
Reimbursement from Advisor	—	—	—	—

Net expenses	123,135	191,888	(5,473)	309,550

Net investment income	(35,286)	61,991	5,473	32,178

Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	1,610,329	2,383,834	—	3,994,163
Net realized gain (loss) on option transactions	(643,968)	—	—	(643,968)

Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	966,361	2,383,834	—	3,350,195

Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	(2,407,968)	(2,887,980)	—	(5,295,948)

Net realized and unrealized gain (loss) on investments options and foreign currency transactions	(1,441,607)	(504,146)	—	(1,945,753)

Change in net assets resulting from operations	(1,476,893)	(442,155)	5,473	(1,913,575)

(a)	Decrease in expenses based on contract in effect for the surviving fund.
(b)	Decrease in expenses due to the elimination of duplicative expenses achieved by merging the funds.

Pro Forma Combined Statements of Assets and Liabilities

As of December 31, 2011

	Huntington VA New Economy Fund	Huntington VA Mid Corp America Fund	Pro Forma Adjustments	Pro Forma Combined
Assets:
Investments, at cost	10,687,800	11,528,575	—	22,216,375

Investments, at value	8,298,220	15,145,076	—	23,443,296
Investments in affiliated securities, at value	1,472,346	1,329,367	—	2,801,713

Total investments	9,770,566	16,474,443	—	26,245,009

Income Receivable	1,762	20,420	—	22,182
Receivable for shares sold	791	100	—	891
Prepaid expenses and other assets	1,982	2,086	—	4,068

Total assets	9,775,101	16,497,049	—	26,272,150

Liabilities:
Payable to custodian	—	—	—	—
Payable for shares redeemed	4,565	5,417	—	9,982
Accrued expenses and other payables:
Investment advisor fees	5,029	8,419	—	13,448
Administration fees	1,527	2,556	—	4,083
Custodian fees	552	869	—	1,421
Professional fees	915	1,618	—	2,533
Financial administration fees	1,235	2,372	—	3,607
Distribution service fee	—	—	—	—
Shareholder services fee	—	—	—	—
Printing and postage	1,498	2,493	—	3,991
Transfer agent fees	981	1,244	—	2,225
Compliance service fees	37	92	—	129
Other	282	377	—	659

Total liabilities	16,621	25,457	—	42,078

Net Assets	9,758,480	16,471,592	—	26,230,072

Net Assets consist of:
Paid in capital	13,279,756	10,159,511	—	23,439,267
Net unrealized appreciation (depreciation) of investments, options and translations of assets and liabilities in foreign currency	(917,234)	4,945,868	—	4,028,634
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(2,604,042)	1,305,487	—	(1,298,555)
Accumulated net investment income	—	60,726	—	60,726

Net Assets	9,758,480	16,471,592	—	26,230,072

Shares outstanding	883,825	965,169	(312,376)	1,536,618
Net asset value, offering and redemption price per share	11.04	17.07		17.07

Pro Forma Combined Portfolios of Investments

As of December 31, 2011

	Huntington VA New Economy Fund		Huntington VA Mid Corp America Fund		Pro Forma Combined
Common Stocks — 89.4%
Consumer Discretionary — 12.5%	Shares	Value	Shares	Value	Shares	Value
Advance Auto Parts, Inc.	-	$-	810	$56,400	810	$56,400
American Public Education, Inc. *	-	-	1,000	43,280	1,000	43,280
Bob Evans Farms, Inc.	-	-	3,020	101,291	3,020	101,291
BorgWarner, Inc. *	-	-	2,700	172,098	2,700	172,098
Buckle, Inc./The	5,300	216,611	-	-	5,300	216,611
Chipotle Mexican Grill, Inc. *	1,000	337,740	-	-	1,000	337,740
Coinstar, Inc. *	-	-	1,900	86,716	1,900	86,716
Dick’s Sporting Goods, Inc.	5,700	210,216	-	-	5,700	210,216
Dollar Tree, Inc. *	3,100	257,641	-	-	3,100	257,641
Fossil, Inc. *	2,100	166,656	-	-	2,100	166,656
Guess?, Inc.	-	-	2,500	74,550	2,500	74,550
Iconix Brand Group, Inc. *	-	-	4,860	79,169	4,860	79,169
Kohl’s Corp.	-	-	3,130	154,465	3,130	154,465
Mohawk Industries, Inc. *	-	-	2,400	143,640	2,400	143,640
Nordstrom, Inc.	-	-	5,268	261,872	5,268	261,872
PetSmart, Inc.	-	-	3,020	154,896	3,020	154,896
Ralph Lauren Corp.	-	-	850	117,368	850	117,368
Ross Stores, Inc.	-	-	1,840	87,455	1,840	87,455
Tractor Supply Co.	1,600	112,240	-	-	1,600	112,240
Ulta Salon Cosmetics & Fragrance, Inc. *	4,000	259,680	-	-	4,000	259,680
Vitamin Shoppe, Inc. *	-	-	2,170	86,540	2,170	86,540
Wolverine World Wide, Inc.	-	-	2,340	83,398	2,340	83,398

		1,560,784		1,703,138		3,263,922

Consumer Staples — 4.8%
Church & Dwight Co., Inc.	-	-	7,760	355,098	7,760	355,098
Constellation Brands, Inc., Class A *	-	-	3,170	65,524	3,170	65,524
Corn Products International, Inc.	-	-	3,850	202,471	3,850	202,471
Diamond Foods, Inc.	2,000	64,540	-	-	2,000	64,540
Dr. Pepper Snapple Group, Inc.	-	-	3,500	138,180	3,500	138,180
Hansen Natural Corp. *	2,600	239,564	-	-	2,600	239,564
Ruddick Corp.	-	-	4,330	184,631	4,330	184,631

		304,104		945,904		1,250,008

Energy — 8.8%
Baker Hughes, Inc.	3,000	145,920	-	-	3,000	145,920
Basic Energy Services, Inc. *	6,700	131,990	-	-	6,700	131,990
Carbo Ceramics, Inc.	1,100	135,663	-	-	1,100	135,663
Chesapeake Energy Corp.	-	-	6,428	143,280	6,428	143,280
Clean Energy Fuels Corp. *	15,300	190,638	-	-	15,300	190,638
Complete Production Services, Inc.*	6,700	224,852	-	-	6,700	224,852
CVR Energy, Inc. *	-	-	5,520	103,390	5,520	103,390
Helmerich & Payne, Inc.	-	-	2,480	144,733	2,480	144,733
HollyFrontier Corp.	5,772	135,065	-	-	5,772	135,065
Lone Pine Resources, Inc. *	-	-	11,237	78,771	11,237	78,771
Murphy Oil Corp.	-	-	2,000	111,480	2,000	111,480
Noble Energy, Inc.	-	-	3,724	351,508	3,724	351,508
Oceaneering International, Inc.	-	-	2,020	93,183	2,020	93,183
Seadrill Ltd.	-	-	5,300	175,854	5,300	175,854
Unit Corp. *	-	-	1,393	64,635	1,393	64,635
Weatherford International Ltd. *	-	-	4,438	64,972	4,438	64,972

		964,128		1,331,806		2,295,934

Financials — 8.3%
Cincinnati Financial Corp.	-	-	3,400	103,564	3,400	103,564
City National Corp.	-	-	3,259	143,983	3,259	143,983
Community Bank System, Inc.	-	-	3,340	92,852	3,340	92,852
Cullen/Frost Bankers, Inc.	-	-	1,760	93,122	1,760	93,122
Discover Financial Services	-	-	5,190	124,560	5,190	124,560
Everest Re Group Ltd.	-	-	480	40,363	480	40,363
First American Financial Corp.	-	-	10,080	127,714	10,080	127,714

First Niagara Financial Group, Inc.	-	-	7,200	62,136	7,200	62,136
Invesco Ltd.	-	-	2,600	52,234	2,600	52,234
Jones Lang LaSalle, Inc.	-	-	1,200	73,512	1,200	73,512
Montpelier Re Holdings Ltd.	7,100	126,025	-	-	7,100	126,025
MSCI, Inc., Class A *	6,000	197,580	-	-	6,000	197,580
Principal Financial Group, Inc.	-	-	5,440	133,824	5,440	133,824
Prosperity Bancshares, Inc.	-	-	2,630	106,121	2,630	106,121
T. Rowe Price Group, Inc.	-	-	1,350	76,883	1,350	76,883
Torchmark Corp.	-	-	5,560	241,248	5,560	241,248
Unum Group	-	-	7,968	167,886	7,968	167,886
Ventas, Inc.	2,700	148,851	1,190	65,605	3,890	214,456

		472,456		1,705,607		2,178,063

Health Care — 11.2%
AmerisourceBergen Corp.	-	-	4,480	166,611	4,480	166,611
athenahealth, Inc. *	3,000	147,360	-	-	3,000	147,360
Biogen Idec, Inc. *	-	-	1,480	162,874	1,480	162,874
Catalyst Health Solutions, Inc. *	3,500	182,000	-	-	3,500	182,000
Cepheid, Inc. *	5,300	182,373	-	-	5,300	182,373
Cerner Corp. *	2,800	171,500	-	-	2,800	171,500
Computer Programs & Systems, Inc.	3,000	153,330	-	-	3,000	153,330
Coventry Health Care, Inc. *	-	-	5,907	179,396	5,907	179,396
Life Technologies Corp. *	-	-	5,956	231,748	5,956	231,748
Lincare Holdings, Inc.	-	-	5,349	137,523	5,349	137,523
Mylan, Inc. *	10,700	229,622	-	-	10,700	229,622
Onyx Pharmaceuticals, Inc. *	5,000	219,750	-	-	5,000	219,750
Quest Diagnostics, Inc.	-	-	1,900	110,314	1,900	110,314
St. Jude Medical, Inc.	-	-	3,940	135,142	3,940	135,142
STERIS Corp.	-	-	2,840	84,689	2,840	84,689
Thermo Fisher Scientific, Inc. *	-	-	3,483	156,631	3,483	156,631
Watson Pharmaceutical, Inc. *	-	-	4,720	284,805	4,720	284,805

		1,285,935		1,649,733		2,935,668

Industrials — 13.2%
AECOM Technology Corp. *	-	-	4,300	88,451	4,300	88,451
Alliant Techsystems, Inc.	-	-	1,275	72,879	1,275	72,879
CNH Global NV *	-	-	3,600	129,564	3,600	129,564
Colfax Corp. *	9,400	267,712	-	-	9,400	267,712
Cooper Industries PLC	-	-	5,712	309,305	5,712	309,305
Corrections Corp. of America *	8,900	181,293	-	-	8,900	181,293
Cummins, Inc.	-	-	1,700	149,634	1,700	149,634
Elbit Systems Ltd.	-	-	1,900	77,235	1,900	77,235
EMCOR Group, Inc.	-	-	2,800	75,068	2,800	75,068
Flowserve Corp.	-	-	450	44,694	450	44,694
Greenbrier Cos., Inc./The *	9,500	230,660	-	-	9,500	230,660
Jacobs Engineering Group, Inc. *	-	-	3,440	139,595	3,440	139,595
John Bean Technologies Corp.	-	-	6,400	98,368	6,400	98,368
Kennametal, Inc.	-	-	6,538	238,768	6,538	238,768
L-3 Communications Holdings, Inc.	-	-	2,449	163,299	2,449	163,299
Lindsay Corp.	3,100	170,159	-	-	3,100	170,159
Parker Hannifin Corp.	-	-	2,834	216,092	2,834	216,092
Rockwell International Corp.	-	-	1,120	82,174	1,120	82,174
Rollins, Inc.	-	-	4,170	92,657	4,170	92,657
Ryder System, Inc.	-	-	2,500	132,850	2,500	132,850
Thomas & Betts Corp. *	-	-	3,700	202,020	3,700	202,020
Titan Machinery, Inc. *	11,100	241,203	-	-	11,100	241,203
UniFirst Corp.	-	-	1,200	68,088	1,200	68,088

		1,091,027		2,380,741		3,471,768

Information Technology — 17.0%
Amdocs Ltd. *	-	-	1,300	37,089	1,300	37,089
Autodesk, Inc. *	-	-	7,520	228,082	7,520	228,082
BMC Software, Inc. *	2,200	72,116	2,330	76,377	4,530	148,493
Broadcom Corp., Class A *	-	-	2,900	85,144	2,900	85,144
Citrix Systems, Inc. *	-	-	4,910	298,135	4,910	298,135
Cognex Corp.	6,500	232,635	-	-	6,500	232,635
CTS Corp.	-	-	6,400	58,880	6,400	58,880
F5 Networks, Inc. *	2,700	286,524	-	-	2,700	286,524
Fidelity National Information Services, Inc.	-	-	4,005	106,493	4,005	106,493
Fiserv, Inc. *	-	-	1,700	99,858	1,700	99,858
FLIR Systems, Inc.	-	-	4,982	124,899	4,982	124,899
Forrester Research, Inc. *	-	-	4,810	163,251	4,810	163,251
Harris Corp.	-	-	4,000	144,160	4,000	144,160
InterDigital, Inc.	-	-	720	31,370	720	31,370
j2 Global, Inc.	-	-	3,330	93,706	3,330	93,706
JDA Software Group, Inc. *	-	-	3,500	113,365	3,500	113,365
Molex, Inc.	-	-	3,150	75,159	3,150	75,159
NCR Corp. *	-	-	3,748	61,692	3,748	61,692
NetApp, Inc. *	4,000	145,080	-	-	4,000	145,080
NVIDIA Corp. *	8,900	123,354	6,000	83,160	14,900	206,514

ON Semiconductor Corp. *	-	-	13,520	104,374	13,520	104,374
Progress Software Corp. *	-	-	3,160	61,146	3,160	61,146
Riverbed Technology, Inc. *	9,800	230,300	-	-	9,800	230,300
Salesforce.com, Inc. *	1,300	131,898	-	-	1,300	131,898
SanDisk Corp. *	-	-	2,120	104,325	2,120	104,325
SINA Corp. *	1,600	83,200	-	-	1,600	83,200
Skyworks Solutions, Inc. *	10,400	168,688	-	-	10,400	168,688
Synopsys, Inc. *	-	-	3,800	103,360	3,800	103,360
Syntel, Inc.	-	-	2,500	116,925	2,500	116,925
Teradata Corp. *	-	-	6,068	294,359	6,068	294,359
TIBCO Software, Inc. *	5,900	141,069	-	-	5,900	141,069
Western Digital Corp. *	5,900	182,605	-	-	5,900	182,605

		1,797,469		2,665,309		4,462,778

6

Materials — 6.1%
Albemarle Corp.	-	-	2,000	103,020	2,000	103,020
Allegheny Technologies, Inc.	-	-	911	43,546	911	43,546
American Vanguard Corp.	19,000	253,460	-	-	19,000	253,460
AptarGroup, Inc.	-	-	2,200	114,774	2,200	114,774
Ball Corp.	-	-	1,400	49,994	1,400	49,994
CF Industries Holdings, Inc.	1,400	202,972	-	-	1,400	202,972
Cia de Minas Buenaventura SA	-	-	2,160	82,814	2,160	82,814
FMC Corp.	-	-	3,300	283,932	3,300	283,932
PPG Industries, Inc.	-	-	1,450	121,060	1,450	121,060
Schnitzer Steel Industries, Inc.	-	-	700	29,596	700	29,596
Silver Wheaton Corp.	-	-	1,100	31,856	1,100	31,856
Sonoco Products Co.	-	-	2,400	79,104	2,400	79,104
Titanium Metals Corp.	13,200	197,736	-	-	13,200	197,736

		654,168		939,696		1,593,864

Real Estate Investment Trusts — 4.4%
Alexandria Real Estate Equities, Inc.	-	-	1,760	121,387	1,760	121,387
Entertainment Properties Trust	-	-	3,260	142,495	3,260	142,495
Federal Realty Investment Trust	-	-	1,100	99,825	1,100	99,825
Highwoods Properties, Inc.	-	-	2,670	79,219	2,670	79,219
Home Properties, Inc.	-	-	1,500	86,355	1,500	86,355
Liberty Property Trust	-	-	1,500	46,320	1,500	46,320
Mack-Cali Realty Corp.	-	-	2,620	69,928	2,620	69,928
Medical Properties Trust, Inc.	-	-	8,980	88,633	8,980	88,633
Mid-America Apartment Communities, Inc.	-	-	1,600	100,080	1,600	100,080
PS Business Parks, Inc.	-	-	2,040	113,077	2,040	113,077
Rayonier, Inc.	-	-	2,700	120,501	2,700	120,501
Sovran Self Storage, Inc.	-	-	2,240	95,581	2,240	95,581

		-		1,163,401		1,163,401

Telecommunication Services — 0.3%
MetroPCS Communications, Inc. *	-	-	3,410	29,599	3,410	29,599
TELUS Corp.	-	-	1,100	58,905	1,100	58,905

		-		88,504		88,504

Utilities — 2.8%
Alliant Energy Corp.	2,300	101,453	-	-	2,300	101,453
CMS Energy Corp.	-	-	2,210	48,797	2,210	48,797
DTE Energy Co.	-	-	840	45,738	840	45,738
National Fuel Gas Co.	1,200	66,696	1,700	94,486	2,900	161,182
New Jersey Resources Corp.	-	-	1,700	83,640	1,700	83,640
Portland General Electric Co.	-	-	4,100	103,689	4,100	103,689
Questar Corp.	-	-	7,628	151,492	7,628	151,492
Xcel Energy, Inc.	-	-	1,570	43,395	1,570	43,395

		168,149		571,237		739,386

Total Common Stocks		8,298,220		15,145,076		23,443,296

Cash Equivalents — 10.7%
Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	1,472,346	1,472,346	1,329,367	1,329,367	2,801,713	2,801,713

Total Cash Equivalents		1,472,346		1,329,367		2,801,713

Total Investments — 100.1%		9,770,566		16,474,443		26,245,009

Total Investments at Cost		10,687,800		11,528,575		22,216,375

Liabilities in Excess of Other Assets — (0.1)%		(12,086)		(2,851)		(14,937)

Net Assets — 100.0%		$9,758,480		$16,471,592		$26,230,072

(a)	Investment in affiliate.
(b)	Rate disclosed is the seven day yield as of December 31, 2011.
*	Non-income producing security.

Pro Forma Notes to the Financial Statements

At December 31, 2011

Note 1 – Description

The Huntington VA Mid Corp America Fund (“Acquiring Fund”), a series of the Huntington Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Huntington VA New Economy Fund (“Target Fund”), a series of the Trust, by the Acquiring Fund as if such acquisition had taken place as of December 31, 2011.

Note 2 – Basis of Combination

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended December 31, 2011. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio that are incorporated by reference in the Statement of Additional Information.

Note 3 – Security Valuation

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund:

Fund Name	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Huntington VA New Economy Fund
Common Stocks	8,298,220	—	—	8,298,220
Cash Equivalents	1,472,346	—	—	1,472,346

Total	9,770,566	—	—	9,770,566

Huntington VA Mid Corp America Fund
Common Stocks	15,145,076	—	—	15,145,076
Cash Equivalents	1,329,367	—	—	1,329,367

Total	16,474,443	—	—	16,474,443

Pro Forma Combined
Common Stocks	23,443,296	—	—	23,443,296
Cash Equivalents	2,801,713	—	—	2,801,713

Total	26,245,009	—	—	26,245,009

Pursuant to the valuation procedures noted previously, equity securities (including foreign equity securities) are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Option securities are generally recognized as Level 1 securities in the fair value hierarchy. Debt securities are generally recognized as Level 2 securities in the fair value hierarchy. Mutual funds, exchange traded funds and cash equivalents are generally recognized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities).

Note 4 – Capital Shares

The unaudited pro forma net asset value per share assumes retired shares of common stock in connection with the proposed acquisition of Target Fund by Acquiring Fund as of December 31, 2011. The number of retired shares was calculated by dividing the net asset value of Target Fund by the respective net asset value per share of Acquiring Fund. As of December 31, 2011, the number of outstanding shares of Target Fund was 883,825. If the Reorganization was effective on December 31, 2011, shareholders of Target Fund would have received 571,449 of Acquiring Fund in the Reorganization.

Note 5 – Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

PART C. OTHER INFORMATION

Item 15 Indemnification

(1)

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article VII, Section 4 of Registrant’s Agreement and Declaration of Trust and Section 2 of the Trustees’ Indemnification Agreements. The Investment Advisory Contracts provide that, in the absence of willful misfeasance, bad faith or gross negligence, on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Contracts. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Contracts. Indemnification of Registrant’s distributor, custodian and transfer agent against certain losses is provided for, respectively, in Section 10 of the Distributor’s Contract, incorporated herein by reference as Exhibit (e)(i), Section 8 of the Custodian Contract, incorporated herein by reference as Exhibit (g)(i) and Section 8 of the Transfer Agency Agreement incorporated herein by reference as Exhibit (h)(i). Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16 Exhibits

(1)

1	Conformed copy of Agreement and Declaration of Trust of the Registrant, dated April 27, 2006;	(9)

2	Conformed copy of Amendment No. 1 to Agreement and Declaration of trust of the Registrant, dated April 27, 2006	(9)

(2)

	Copy of By-Laws of the Registrant, dated April 27, 2006;	(9)

(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization;	(+ )

(5)	Instruments Defining Rights of Security Holders are herein incorporated by reference.

(6)

1	Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund;	(9)

2	Conformed copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Dividend Capture Fund, International Equity Fund, Mid Corp America Fund, New Economy Fund, Rotating Markets Fund, Macro 100 Fund and Situs Small Cap Fund;	(9)

3	Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund;	(9)

4	Conformed Copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund, Short/Intermediate Fixed Income Securities Fund, Money Market Fund, Ohio Municipal Money Market Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Mortgage Securities Fund, Florida Tax-Free Fund and Intermediate Government Income Fund;	(9)

5	Conformed copy of Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund;	(9)

6	Conformed copy of Amendment to Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund;	(9)

7	Conformed copy of Letter Agreement dated June 23, 2006, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund;	(10)

8	Conformed copy of Letter Agreement dated February 27, 2007, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund;	(13)

9	Conformed copy of Letter Agreement dated February 27, 2007, to the Investment Advisory

	Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund;	(13)

10	Conformed copy of Letter Agreement dated January 24, 2008, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Dividend Capture Fund, VA Growth Fund, VA Income Equity Fund, VA International Equity Fund, VA Macro 100 Fund, VA Mid Corp America Fund, VA Mortgage Securities Fund, VA New Economy Fund, VA Rotating Markets Fund and VA Situs Small Cap Fund;	(13)

11	Conformed copy of Subadvisory Agreement dated June 23, 2006, between the Registrant, Huntington Asset Advisors, Inc. and Laffer Investments, Inc. (terminated);	(9)

12	Conformed copy of Amended and Restated Exhibit 1 to Schedule A to the Investment Advisory Agreement between Registrant and Huntington Asset Advisors, Inc.;	(11)

13	Conformed copy of Letter Agreement dated October 29, 2008 to the Investment Advisory Agreement dated June 23, 2006 between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund;	(15)

14	Conformed copy of Letter Agreement dated January 29, 2009 to the Investment Advisory Agreement dated June 23, 2006 between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund;	(15)

15	Conformed copy of Exhibit A to the Investment Advisory Agreement by and between the Registrant and Huntington Asset Advisors, Inc., amended and restated as of October 21, 2008;	(15)

16	Conformed copy of Schedule A to the Investment Advisory Agreement between the Registrant and Huntington Asset Advisors, Inc.;	(15)

17	Conformed copy of Letter Agreement dated April 27, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the VA Balanced Fund;	(17)

18	Conformed copy of Letter Agreement dated June 15, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Tax-Free Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund and U.S. Treasury Money Market Fund;	(17)

19	Conformed copy of Letter Agreement dated July 29, 2009, to the Investment Advisory Agreement dated June 23, 2006, between the Registrant and Huntington Asset Advisors, Inc., relating to the Growth Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund;	(17)

20	Conformed copy of Letter Agreement dated December 28, 2009 to Investment Advisory Agreement dated June 23, 2006 between the Registrant and Huntington Asset Advisors, Inc., relating to the Global Select Markets Fund;	(19)

21	Conformed copy of Schedule A to the Investment Advisory Agreement between the Registrant and Huntington Asset Advisors, Inc., amended and restated as of December 28, 2009;	(19)

22	Amendment to the Investment Advisory Agreement dated June 23, 2006 between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington World Income Fund;	(22)

23	Amendment to the Investment Advisory Agreement dated June 23, 2006 between the Registrant and Huntington Asset Advisors, Inc., relating to the Huntington Disciplined Equity Fund;	(23)

24	Investment Subadvisory Agreement dated July 21, 2011 between Huntington Asset Advisors, Inc. and Haberer Registered Investment Advisor, Inc., relating to the Huntington Disciplined Equity Fund;	(23)

(7)

1	Conformed copy of Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(9)

2	Conformed copy of Amendment to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(9)

3	Conformed copy of Exhibit A to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(9)

4	Conformed copy of Amended and Restated Amendment #1 to Exhibit A to the Distributor’s Contract between Registrant and Edgewood Services, Inc.;	(11)

5	Conformed copy of Exhibit B to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(9)

6	Conformed copy of Amendment #1 to Exhibit B dated April 30, 2007 to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(11)

7	Conformed copy of Exhibit C to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(9)

8	Conformed copy of Amendment #1 to Exhibit C dated April 30, 2007 to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(11)

9	Conformed copy of Exhibit D to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(9)

10	Conformed copy of Amended and Restated Exhibit E dated August 31, 2007 to the Distributor’s Contract dated June 23, 2006, between the Registrant and Edgewood Services Inc.;	(12)

11	Form of Distribution Agreement between the Registrant and Unified Financial Securities, Inc., dated April 1, 2009;	(15)

12	Conformed copy of Distribution Agreement between the Registrant and Unified Financial Securities, Inc., dated April 1, 2009, including Exhibits A and B;	(17)

13	Conformed copy of Amended and Restated Exhibit A to the Distribution Agreement, dated December 28, 2009;	(17)

14	Amendment to Distribution Agreement between the Registrant and Unified Financial Securities, Inc., dated April 1, 2009, including Exhibit A, relating to the Huntington World Income Fund;	(22)

15	Amendment to Distribution Agreement between the Registrant and Unified Financial Securities, Inc., dated April 1, 2009, including Exhibit A, relating to the Huntington Disciplined Equity Fund;	(23)

(8)	Not applicable

(9)

1	Conformed copy of Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank;	(9)

2	Conformed copy of Schedule A to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank;	(9)

3	Conformed copy of Schedule B dated September 11, 2007 as Amended and Restated on August 31, 2007, to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank;	(12)

4	Conformed copy of Amendment to Custodian Agreement, dated June 23, 2006, between the Registrant and The Huntington National Bank;	(9)

5	Conformed copy of Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(9)

6	Form of Exhibit A, Amended and Restated as of August 31, 2007, to Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(12)

7	Copy of Schedule I to Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(9)

8	Conformed copy of Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(9)

9	Conformed copy of Schedule I to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(12)

10	Form of Schedule II, Amended and Restated as of August 31, 2007, to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(12)

11	Copy of Schedule III to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(9)

12	Conformed copy of Appendix I to Foreign Custody Agreement between the Registrant and The Bank of New York, dated June 23, 2006;	(9)

13	Conformed copy of Sub-Custody Agreement between the Registrant, The Huntington National Bank and PFPC Trust Company dated June 23, 2006;	(10)

14	Conformed copy of Custodian Agreement dated June 26, 2006 between Registrant and State Street Bank and Trust Company including Schedules A, B and C and the Remote Access Services Addendum;	(11)

15	Conformed copies of Schedules A and B to the Custodian Agreement between the Registrant and Huntington National Bank, dated October 21, 2008;	(15)

16	Conformed copy of Securities Lending Customer Agreement between the Registrant and PFPC Trust Company, dated September 19, 2007;	(15)

17	Form of Global Sub-Custodian Agreement between The Huntington National Bank and Brown Brothers Harriman & Co.;	(15)

18	Conformed copy of Custodian Agreement, dated May 26, 2009, between the Registrant and The Huntington National Bank;	(17)

19	Conformed copy of Appendix B Amended & Restated as of July 29, 2009, to the Custodian Agreement, dated May 26, 2009, between the Registrant and The Huntington National Bank;	(17)

20	Conformed copy of Appendix B Amended & Restated as of December 28, 2009, to the Custodian Agreement, dated May 26, 2009, between the Registrant and The Huntington National Bank;	(19)

21	Amendment to the Custodian Agreement, dated May 26, 2009, between the Registrant and The Huntington National Bank, relating to the Huntington World Income Fund;	(22)

22	Amendment to the Custodian Agreement, dated May 26, 2009, between the Registrant and The Huntington National Bank, relating to the Huntington Disciplined Equity Fund;	(23)

(10)

1	Copy of the Distribution Plan of the Registrant, dated June 23, 2006	(9)

2	Copy of Exhibit A to Distribution Plan of the Registrant, dated June 23, 2006;	(9)

3	Copy of Amended and Restated Exhibit 1 to Exhibit A to Registrant’s Distribution Plan;	(11)

4	Copy of Amended and Restated Distribution Plan of the Registrant, dated April 1, 2009;	(15)

5	Copy of Exhibit A to Amended and Restated Distribution Plan of the Registrant, dated April 1, 2009;	(17)

6	Copy of Exhibit A to the Distribution Plan of the Registrant, amended and restated as of December 28, 2009;	(19)

7	Amendment to the Distribution Plan of the Registrant, regarding the Huntington World Income Fund;	(22)

8	Amendment to the Distribution Plan of the Registrant, regarding the Huntington Disciplined Equity Fund;	(23)

(11)	Conformed copy of Consent of Counsel;	(+ )

(12)	To be filed by amendment

(13)

1	Conformed copy of Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.;	(9)

2	Conformed copy of Amended and Restated Exhibit A to the Mutual Fund Services Agreement, Transfer Agency Services, dated April 23, 2008, between the Registrant and Unified Funds Services, Inc.;	(14)

3	Copy of Exhibit B to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.;	(9)

4	Copy of Exhibit C to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.;	(9)

5	Copy of Exhibit D to the Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.;	(9)

6	Conformed copy of Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank;	(12)

7	Conformed copy of Investment Company Exhibit, Amended and Restated as of August 31, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank;	(12)

8	Conformed copy of Administrative Services Fee Exhibit to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank;	(12)

9	Conformed copy of First Amendment, dated June 29, 2007, to Administrative Services Agreement dated June 23, 2006, between the Registrant and The Huntington National Bank;	(12)

10	Conformed copy of Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank, dated June 23, 2006;	(9)

11	Conformed copy of Exhibit A to Administrative Services Agreement (Shareholder Services) between the Registrant and The Huntington National Bank, dated June 23, 2006;	(9)

12	Conformed copy of Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company;	(9)

13	Conformed copy of Investment Company Exhibit, Amended and Restated as of August 31, 2007, dated September 11, 2007, to Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company;	(12)

14	Conformed copy of Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company;	(9)

15	Conformed copy of First Amendment, dated June 29, 2007, to Sub-Administrative Services Fee Exhibit to Agreement for Sub-Administrative Services, dated June 23, 2006, among Registrant, The Huntington National Bank and Federated Services Company;	(12)

16	Conformed copy of Financial Administration and Accounting Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2001;	(9)

17	Conformed copy of Exhibit A, Amended and Restated as of August 31, 2007, dated September 11, 2007, to the Financial Administration and Accounting Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2001;	(12)

18	Conformed copy of Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.;	(10)

19	Conformed copy of Amendment #1 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.;	(10)

20	Conformed copy of Amendment #2 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.;	(10)

21	Conformed copy of Amendment #3 to Fund Accounting Agreement dated May 1, 2002, between the Registrant and BISYS Fund Services Ohio, Inc.;	(10)

22	Conformed copy of Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006;	(10)

23	Conformed copy of Schedule A dated June 23, 2006 to the Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006;	(12)

24	Form of Amended and Restated Amendment #1 to Schedule B dated June 23, 2006 and revised August 31, 2007, to the Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006;	(12)

25	Copy of Schedule C to the Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Edgewood Services, Inc. and Hartford Life Insurance Company, dated June 23, 2006;	(12)

26	Form of Fund Participation Agreement among Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company; the Registrant; Huntington Asset Advisors, Inc.; and Edgewood Services, Inc., dated June 23, 2006, including Exhibits A through E;	(10)

27	Conformed copy of Fund Participation Agreement among the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc., and Transamerica Life Insurance Company, dated June 23, 2006;	(10)

28	Conformed copy of Fund Participation Agreement among the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Sun Life Assurance Company of Canada (U.S.) dated January 1, 2008;	(12)

29	Conformed copy of Registrant’s Shareholder Services Plan dated February 13, 2007;	(11)

30	Conformed copy of Exhibit A dated September 10, 2008 to Registrant’s Shareholder Services Plan;	(14)

31	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006;	(11)

32	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006;	(11)

33	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006;	(11)

34	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006;	(11)

35	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006;	(11)

36	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated December 1, 2006;	(11)

37	Conformed copy of Indemnification Agreement between Registrant and Trustee of Trust dated November 9, 2006;	(11)

38	Conformed copy of Consultant Agreement between Huntington Asset Advisors, Inc. and Laffer Investments, Inc. dated September 1, 2008;	(14)

39	Conformed copy of Schedule A to the Fund Participation Agreement among the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc. and Sun Life Assurance Company of Canada (U.S.), dated October 21, 2008;	(15)

40	Copy of Appendix A to Indemnification Agreement between Registrant and Trustee William H. Zimmer III, dated October 21, 2008;	(15)

41	Copy of Appendix A to Indemnification Agreement between Registrant and Trustee Thomas Westerfield, dated October 21, 2008	(15)

42	Copy of Appendix A to Indemnification Agreement between Registrant and Trustee Mark Shary, dated October 21, 2008;	(15)

43	Copy of Appendix A to Indemnification Agreement between Registrant and Trustee Tadd Seitz, dated October 21, 2008;	(15)

44	Copy of Appendix A to Indemnification Agreement between Registrant and Trustee B. Randolph Bateman, dated October 21, 2008;	(15)

45	Copy of Appendix A to Indemnification Agreement between Registrant and Trustee David Schoedinger, dated October 21, 2008;	(15)

46	Conformed copy of Amended and Restated Administrative Services Agreement between the Registrant and The Huntington National Bank, dated December 1, 2008;	(15)

47	Form of Mutual Fund Services Agreement, Fund Sub-Administration Services between The Huntington National Bank and Unified Fund Services, Inc., dated April 1, 2009;	(15)

48	Form of Mutual Fund Sales and Services Agreement (Unified Financial Securities, Inc.);	(15)

49	Conformed copy of Amended and Restated Exhibit #2 to Exhibit A to Administrative Services Agreement (Shareholder Services) between the Registrant and Huntington National Bank, dated May 1, 2008;	(15)

50	Conformed copy of Exhibit A to the Mutual Fund Services Agreement for Transfer Agency Services between Unified Fund Services, Inc. and the Registrant (Amended and Restated as of October 21, 2008);	(15)

51	Conformed copy of Amendment No. 2 to Participation Agreement among the Registrant, Edgewood Services, Inc., Huntington Asset Advisors, Inc., and Transamerica Life Insurance Company, dated November 1, 2008;	(15)

52	Form of Shareholder Services Agreement of the Registrant (including Amended and Restated Amendment #1 to Exhibit A);	(15)

53	Conformed copy of Second Amended and Restated Exhibit A to The Huntington Funds Shareholder Services Plan, dated September 17, 2008;	(15)

54	Conformed copy of Mutual Fund Services Agreement for Sub-Administration Services between Huntington National Bank and Unified Fund Services, Inc., dated April 1, 2009, including Exhibit A and Exhibit B;	(17)

55	Conformed copy of Amended and Restated Exhibit A (dated April 1, 2009) to Administrative Services Agreement (Shareholder Services) between the Registrant and Huntington National Bank, dated June 23, 2006;	(17)

56	Conformed copy of Amendment dated May 7, 2009, to Amended and Restated Administrative Services Agreement dated June 23, 2006, between the Registrant and Huntington National Bank;	(17)

57	Conformed copy of Fund Participation Agreement between Nationwide Financial Services, Inc. and Unified Financial Securities, Inc. as distributor of the Funds, dated April 21, 2009, including Exhibits A through D	(17)

58	Form of Fund Participation Agreement among the Registrant, Huntington Asset Advisors, Inc., Unified Financial Securities, Inc. and Hartford Life Insurance Company, dated April 1, 2009, including Schedules A through C;	(17)

59	Conformed copy of Exhibit A, Amended & Restated as of July 29, 2009, to Mutual Fund Services Agreement, Transfer Agency Services dated June 23, 2006, between the Registrant and Unified Funds Services, Inc.;	(17)

60	Conformed copy of Indemnification Agreement between Registrant and Trustee Alistair Jessiman, dated January 29, 2010;	(19)

61	Conformed copy of Exhibit A to the Shareholder Services Plan of The Huntington Funds, amended and restated as of December 28, 2009;	(19)

62	Copy of Exhibit A to the Shareholder Services Agreement of the Registrant, amended and restated as of December 28, 2009;	(19)

63	Conformed copy of Exhibit A to the Mutual Fund Services Agreement for Fund Sub-Administration Services, dated December 28, 2009;	(19)

64	Conformed copy of Exhibit A to the Mutual Fund Services Agreement for Transfer Agency Services between Unified Fund Services, Inc. and The Huntington Funds, amended and restated as of December 28, 2009;	(19)

65	Conformed copy of Exhibit A to the Administrative Services Agreement, amended and restated as of December 28, 2009;	(19)

66	Amendment to Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc., relating to the Huntington World Income Fund;	(22)

67	Amendment to Administrative Services Agreement, Exhibit A, dated June 23, 2006, between the registrant and Huntington National Bank, relating to the Huntington World Income Fund;	(22)

68	Amendment to the Shareholder Services Agreement, regarding the Huntington World Income Fund;	(22)

69	Amendment to Mutual Fund Services Agreement, Transfer Agency Services, dated June 23, 2006, between the Registrant and Unified Funds Services, Inc., relating to the Huntington Disciplined Equity Fund;	(23)

70	Amendment to Administrative Services Agreement, Exhibit A, dated June 23, 2006, between the registrant and Huntington National Bank, relating to the Huntington Disciplined Equity Fund;	(23)

71	Amendment to the Shareholder Services Agreement, regarding the Huntington Disciplined Equity Fund;	(23)

72	Conformed copy of Exhibit A, Amended and Restated as of July 5, 2010, to the Financial Administration and Accounting Services Agreement between the Registrant and The Huntington National Bank dated December 1, 2001;	(23)

(14)	Conformed copy of Consent of Auditor;	(+	)

(15)	Not applicable

(16)	Power of attorney for B. Randolph Bateman, Thomas J. Westerfield, David S. Schoedinger, Tadd C. Seitz, Mark D. Shary and William H. Zimmer, III. Filed Herewith	(+	)

(17)	Not applicable

+	Exhibit is being filed electronically with registration statement.

ALL RESPONSES, UNLESS OTHERWISE INDICATED, ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-11905 and 811-5010.)

1	PEA No. 20 filed April 26, 1996.

2	PEA No. 38 filed February 21, 2002.

3	PEA No. 26 filed April 30, 1998.

4	PEA No. 43 filed February 2, 2004.

5	PEA No. 44 filed February 23, 2004.

6	PEA No. 45 filed April 29, 2004.

7	PEA No. 47 filed April 29, 2005.

8	PEA No. 48 filed April 28, 2006.

9	PEA No. 50 filed August 24, 2006.

10	PEA No. 51 filed February 8, 2007.

11	PEA No. 52 filed April 30, 2007.

12	PEA No. 56 filed April 14, 2008.

13	PEA No. 57 filed April 29, 2008.

14	PEA No. 63 filed October 21, 2008.

15	PEA No. 64 filed April 29, 2009.

16	PEA No. 65 filed May 15, 2009.

17	PEA No. 66 filed October 14, 2009.

18	PEA No. 67 filed February 24, 2010.

19	PEA No. 68 filed April 30, 2010.

20	PEA No. 69 filed February 14, 2011

21	PEA No. 71 filed April 15, 2011

22	PEA No. 72 filed May 2, 2011

23	PEA No. 76 filed July 28, 2011

Item 17 Undertakings:

The undersigned Registrant agrees to file a Post Effective Amendment to this Registration Statement which will include the tax opinion required by Item 16.12

Exhibit Index

Exhibit	Item

(4)	Form of Agreement and Plan of Reorganization

(11)	1 Conformed copy of Opinion of Counsel as to legality of shares being offered

(14)	1 Conformed copy of Consent of Independent Registered Public Accounting Firm

(16)	Power of attorney for B. Randolph Bateman, Thomas J. Westerfield, David S. Schoedinger, Tadd C. Seitz, Mark D. Shary and William H. Zimmer, III. Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (File No. 33-11905) and the Investment Company Act of 1940 (File No. 811-5010), the Registrant, THE HUNTINGTON FUNDS, has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and State of Indiana, on the 23rd day of March, 2012.

THE HUNTINGTON FUNDS

BY:	/s/ Jay S. Fitton
Jay S. Fitton, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date(s) indicated:

NAME		TITLE	DATE

BY:	/s/ Jay S. Fitton Jay S. Fitton,	Attorney In Fact For the Persons Listed Below	March 23, 2012

	B. Randolph Bateman*	President and Trustee	March 23, 2012

	/s/ R. Jeffrey Young	Chief Executive Officer (Principal Executive Officer)	March 23, 2012

	/s/ Robert W. Silva	Treasurer (Principal Financial Officer)	March 23, 2012

	David S. Schoedinger*	Trustee

	Thomas J. Westerfield*	Trustee

	Tadd C. Seitz*	Trustee

	Mark D. Shary*	Trustee

	William H. Zimmer*	Trustee

* By Power of Attorney